EX-99.77O: Transactions effected pursuant to Rule 10f-3

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 00206REM0

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	ACADEMY SECURITIES, INC.
BBVA SECURITIES INC.
BLAYLOCK BEAL VAN, LLC
BNY MELLON CAPITAL MARKETS, LLC
C.L. KING & ASSOCIATES, INC.
CASTLEOAK SECURITIES, L.P.
CREDIT SUISSE SECURITIES (USA) LLC
DEUTSCHE BANK SECURITIES INC.
DREXEL HAMILTON, LLC
GOLDMAN SACHS & CO. LLC
J.P. MORGAN SECURITIES LLC
LOOP CAPITAL MARKETS LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MFR SECURITIES, INC.
MISCHLER FINANCIAL GROUP, INC.
MIZUHO SECURITIES USA LLC
MUFG SECURITIES AMERICAS INC.
RBC CAPITAL MARKETS, LLC
SAMUEL A. RAMIREZ & COMPANY, INC.
SANTANDER INVESTMENT SECURITIES INC.
SIEBERT, CISNEROS, SHANK & CO., L.L.C.
TD SECURITIES USA LLC
U.S. BANCORP INVESTMENTS, INC.
WELLS FARGO SECURITIES, LLC
		WILLIAMS CAPITAL GROUP, L.P. (THE)

(2)	Name of Issuer	AT&T INC

(3)	Title of Security	AT&T INC. 3.9% 14 AUG 2027-27

(4)	Date of Prospectus or First Offering	07/27/17

(5)	Amount of Total Offering **	5,000,000,000

(6)	Unit Price (Local Currency)	99.827

(7)	Underwriting Spread or Commission	0.4000

(8)	Rating	SP:BBB+/ MD:Baa1/ FT:A-

(9)	Maturity Date	08/14/27

(10)	Current Yield	3.907%

(11)	Yield to Maturity	3.874%

(12)	Subordination Features	Sr unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 00206REM0

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	1,400,000.00

(15)	Dollar Amount of Purchases ($)	$1,397,578.00

(16)	Number of Securities Purchased	1,400,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0281%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	3.8520%

(20)	Sum of (18) and (19)****	3.8801%

(21)	% of Fund’s Total Assets applied to Purchase	0.4908%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 00206REM0

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 23317HAG7

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	BNY MELLON CAPITAL MARKETS, LLC
CAPITAL ONE SECURITIES, INC.
CITIGROUP GLOBAL MARKETS INC.
FTN FINANCIAL SECURITIES CORP
GOLDMAN SACHS & CO. LLC
HUNTINGTON INVESTMENT COMPANY (THE)
J.P. MORGAN SECURITIES LLC
KEYBANC CAPITAL MARKETS INC.
REGIONS BANK
SCOTIA CAPITAL (USA) INC.
SMBC NIKKO SECURITIES INC.
U.S. BANCORP INVESTMENTS, INC.
		WILLIAMS CAPITAL GROUP, L.P. (THE)

(2)	Name of Issuer	DDR CORP

(3)	Title of Security	DDR CORP. 3.9% 15 AUG 2024-24

(4)	Date of Prospectus or First Offering	08/07/17

(5)	Amount of Total Offering **	350,000,000

(6)	Unit Price (Local Currency)	99.703

(7)	Underwriting Spread or Commission	0.6250

(8)	Rating	SP:BBB-/ MD:Baa2/ FT:BBB-

(9)	Maturity Date	08/15/24

(10)	Current Yield	3.912%

(11)	Yield to Maturity	3.95%

(12)	Subordination Features	Sr unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 23317HAG7

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	250,000.00

(15)	Dollar Amount of Purchases ($)	$249,257.50

(16)	Number of Securities Purchased	250,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0715%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	6.2143%

(20)	Sum of (18) and (19)****	6.2858%

(21)	% of Fund’s Total Assets applied to Purchase	0.0862%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	CITIGROUP GLOBAL MARKETS INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 23317HAG7

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)

Have the following conditions been satisfied:

(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?

		Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 928563AC9

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

BARCLAYS CAPITAL INC.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

GOLDMAN SACHS & CO. LLC

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MORGAN STANLEY & CO. LLC

RBC CAPITAL MARKETS, LLC

UBS SECURITIES LLC

WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	VMWARE INC

(3)	Title of Security	VMWARE, INC. 3.9% 21 AUG 2027-27

(4)	Date of Prospectus or First Offering	08/16/17

(5)	Amount of Total Offering **	1,250,000,000

(6)	Unit Price (Local Currency)	99.664

(7)	Underwriting Spread or Commission	0.5500

(8)	Rating	SP:BBB-/ MD:Baa2/ FT:BBB-

(9)	Maturity Date	08/21/27

(10)	Current Yield	3.913%

(11)	Yield to Maturity	3.912%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 928563AC9

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	525,000.00

(15)	Dollar Amount of Purchases ($)	$523,236.00

(16)	Number of Securities Purchased	525,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0420%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	2.7580%

(20)	Sum of (18) and (19)****	2.8000%

(21)	% of Fund’s Total Assets applied to Purchase	0.1807%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 928563AC9

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 98978VAL7

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	BARCLAYS CAPITAL INC.
BNP PARIBAS SECURITIES CORP.
CITIGROUP GLOBAL MARKETS INC.
GOLDMAN SACHS & CO. LLC
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
LOOP CAPITAL MARKETS LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MUFG SECURITIES AMERICAS INC.
RABO SECURITIES USA, INC.
STANDARD CHARTERED BANK
TD SECURITIES USA LLC
		WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	ZOETIS INC

(3)	Title of Security	ZOETIS INC. 3% 12 SEP 2027-27

(4)	Date of Prospectus or First Offering	09/05/17

(5)	Amount of Total Offering **	750,000,000

(6)	Unit Price (Local Currency)	99.444

(7)	Underwriting Spread or Commission	0.6500

(8)	Rating	SP:BBB/ MD:Baa1/ FT:NA

(9)	Maturity Date	09/12/27

(10)	Current Yield	3%

(11)	Yield to Maturity	3.07%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 98978VAL7

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	350,000.00

(15)	Dollar Amount of Purchases ($)	$348,054.00

(16)	Number of Securities Purchased	350,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0467%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	6.3534%

(20)	Sum of (18) and (19)****	6.4001%

(21)	% of Fund’s Total Assets applied to Purchase	0.1183%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	BARCLAYS CAPITAL INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 98978VAL7

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 55342UAH7

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	BARCLAYS CAPITAL INC.
BBVA SECURITIES INC.
CREDIT AGRICOLE SECURITIES (USA) INC
CREDIT SUISSE SECURITIES (USA) LLC
GOLDMAN SACHS & CO. LLC
J.P. MORGAN SECURITIES LLC
KEYBANC CAPITAL MARKETS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MUFG SECURITIES AMERICAS INC.
RBC CAPITAL MARKETS, LLC
SCOTIA CAPITAL (USA) INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
SUNTRUST ROBINSON HUMPHREY, INC.
		WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	MPT OPER PARTNERSP/FINL

(3)	Title of Security	MPT OPERATING PARTNERSHIP, L.P. 5% 15 OCT 2027-22

(4)	Date of Prospectus or First Offering	09/07/17

(5)	Amount of Total Offering **	1,400,000,000

(6)	Unit Price (Local Currency)	100.000

(7)	Underwriting Spread or Commission	1.0000

(8)	Rating	SP:BBB-/ MD:Ba1/ FT:NA

(9)	Maturity Date	10/15/27

(10)	Current Yield	5%

(11)	Yield to Maturity	4.9994%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 55342UAH7

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	270,000.00

(15)	Dollar Amount of Purchases ($)	$270,000.00

(16)	Number of Securities Purchased	270,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0193%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	8.1950%

(20)	Sum of (18) and (19)****	8.2143%

(21)	% of Fund’s Total Assets applied to Purchase	0.0917%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviseror Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 00206REM0

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

(a) The securities were: (i) part of an issue
registered under the Securities Act of 1933,
as amended, which is being offered to the
public; (ii) U.S. government securities, as
defined in Section 2(a)(16) of the Securities
Exchange Act of 1934, as amended (the
“Exchange Act”); (iii) Eligible Municipal
Securities; (iv) securities sold in an Eligible
Foreign Offering; or (v) were securities sold
	in an Eligible Rule 144A Offering?	Yes x	No

(b) The securities were purchased prior to
the end of the first day on which any sales to
the public were made, at a price that was not
more than the price paid by each other
purchaser of securities in that offering or in
any concurrent offering of the
securities(except, in the case of an Eligible
Foreign Offering, for any rights to purchase
required by law to be granted to existing
security holders of the issue) or, if a rights
offering, the securities were purchased on or
before the fourth day preceding the day on
	which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

(d) With respect to any issue of securities
other than Eligible Municipal Securities, was
the issuer of such secutrities to be purchased
in continuous operation for not less than
three years, including the operation of any
predecessors; or with respect to any issue of
Eligible Municipal Securities to be
purchased, were the securities sufficiently
liquid that they could be sold at or near their
carrying value within a reasonably short
period of time and either: (i) were subject to
no greater than moderate credit risk; or (ii) if
the issuer of the municipal securities, or the
entity supplying the revenues from which the
issue is to be paid, had been in continuous
operation for less than three years (including
the operation of any predecessors) the
securities were subject to a minimal or low
	amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 29336UAH0

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

BMO CAPITAL MARKETS CORP.

CITIGROUP GLOBAL MARKETS INC.

COMERICA SECURITIES, INC.

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

GOLDMAN SACHS & CO. LLC

J.P. MORGAN SECURITIES LLC

MIZUHO SECURITIES USA LLC

MUFG SECURITIES AMERICAS INC.

PNC CAPITAL MARKETS LLC

SUNTRUST ROBINSON HUMPHREY, INC.

WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	ENLINK MIDSTREAM PARTNER

(3)	Title of Security	ENLINK MIDSTREAM PARTNERS, LP 6% 15 DEC 2049-22

(4)	Date of Prospectus or First Offering	09/14/17

(5)	Amount of Total Offering **	400,000,000

(6)	Unit Price (Local Currency)	100.000

(7)	Underwriting Spread or Commission	1.2500

(8)	Rating	SP:BB/ MD:Ba3/ FT:BB

(9)	Maturity Date	12/15/65

(10)	Current Yield	6%

(11)	Yield to Maturity	6.0025%

(12)	Subordination Features	Jr Subordinated

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 29336UAH0

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	375,000.00

(15)	Dollar Amount of Purchases ($)	$375,000.00

(16)	Number of Securities Purchased	375,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0938%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	1.1563%

(20)	Sum of (18) and (19)****	1.2500%

(21)	% of Fund’s Total Assets applied to Purchase	0.1279%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 29336UAH0

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 30212PAN5

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

BNP PARIBAS SECURITIES CORP.

GOLDMAN SACHS & CO. LLC

HSBC SECURITIES (USA) INC.

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MIZUHO SECURITIES USA LLC

MUFG SECURITIES AMERICAS INC.

U.S. BANCORP INVESTMENTS, INC.

(2)	Name of Issuer	EXPEDIA INC

(3)	Title of Security	EXPEDIA, INC. 3.8% 15 FEB 2028-27 144A

(4)	Date of Prospectus or First Offering	09/18/17

(5)	Amount of Total Offering **	1,000,000,000

(6)	Unit Price (Local Currency)	99.747

(7)	Underwriting Spread or Commission	0.4500

(8)	Rating	SP:BBB-/ MD:Ba1/ FT:BBB-

(9)	Maturity Date	02/15/28

(10)	Current Yield	3.81%

(11)	Yield to Maturity	3.83%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 30212PAN5

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	450,000.00

(15)	Dollar Amount of Purchases ($)	$448,861.50

(16)	Number of Securities Purchased	450,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0451%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	9.9550%

(20)	Sum of (18) and (19)****	10.0000%

(21)	% of Fund’s Total Assets applied to Purchase	0.1533%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 30212PAN5

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 668138AA8

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	GOLDMAN SACHS & CO. LLC J.P. MORGAN SECURITIES LLC MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED MORGAN STANLEY & CO. LLC

(2)	Name of Issuer	NORTHWESTERN MUTUAL LIFE

(3)	Title of Security	NORTHWESTERN MUTUAL LIFE 3.85% 30 SEP 2047-47 144A

(4)	Date of Prospectus or First Offering	09/21/17

(5)	Amount of Total Offering **	1,200,000,000

(6)	Unit Price (Local Currency)	99.787

(7)	Underwriting Spread or Commission	0.8750

(8)	Rating	SP:AA-/ MD:Aa2/ FT:AA

(9)	Maturity Date	09/30/47

(10)	Current Yield	3.858%

(11)	Yield to Maturity	3.87%

(12)	Subordination Features	Subordinated

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 668138AA8

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	250,000.00

(15)	Dollar Amount of Purchases ($)	$249,467.50

(16)	Number of Securities Purchased	250,000.00

(17)	Years of Continuous Operation	At least 3 years of Operation

	(excluding municipal securities; see (25)(d) below)

(18)	% of Offering Purchased by Fund	0.0209%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	5.3959%

(20)	Sum of (18) and (19)****	5.4167%

(21)	% of Fund’s Total Assets applied to Purchase	0.0853%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 668138AA8

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 26884LAE9

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters

BNP PARIBAS SECURITIES CORP.

BNY MELLON CAPITAL MARKETS, LLC

CIBC WORLD MARKETS CORP.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

GOLDMAN SACHS & CO. LLC

HUNTINGTON INVESTMENT COMPANY (THE)

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MUFG SECURITIES AMERICAS INC.

PNC CAPITAL MARKETS LLC

RBC CAPITAL MARKETS, LLC

SCOTIA CAPITAL (USA) INC. U.S. BANCORP INVESTMENTS, INC.

WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	EQT CORP

(3)	Title of Security	EQT CORPORATION 3% 01 OCT 2022-22

(4)	Date of Prospectus or First Offering	09/27/17

(5)	Amount of Total Offering **	750,000,000

(6)	Unit Price (Local Currency)	99.738

(7)	Underwriting Spread or Commission	0.6000

(8)	Rating	SP:BBB/ MD:Baa3/ FT:BBB-

(9)	Maturity Date	10/01/22

(10)	Current Yield	3.0079%

(11)	Yield to Maturity	3%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 26884LAE9

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	275,000.00

(15)	Dollar Amount of Purchases ($)	$274,279.50

(16)	Number of Securities Purchased	275,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0367%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	6.6301%

(20)	Sum of (18) and (19)****	6.6667%

(21)	% of Fund’s Total Assets applied to Purchase	0.0939%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	CITIGROUP GLOBAL MARKETS INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 26884LAE9

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 91087BAD2

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	GOLDMAN SACHS & CO. LLC HSBC SECURITIES (USA) INC. MORGAN STANLEY & CO. LLC

(2)	Name of Issuer	UNITED MEXICAN STATES

(3)	Title of Security	MEXICAN GOVT 4.6% 10 FEB 2048

(4)	Date of Prospectus or First Offering	10/02/17

(5)	Amount of Total Offering **	1,880,000,000

(6)	Unit Price (Local Currency)	99.697

(7)	Underwriting Spread or Commission	0.1900

(8)	Rating	SP:BBB+/ MD:A3/ FT:BBB+

(9)	Maturity Date	02/10/48

(10)	Current Yield	4.614%

(11)	Yield to Maturity	4.62%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 91087BAD2

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	330,000.00

(15)	Dollar Amount of Purchases ($)	$329,000.10

(16)	Number of Securities Purchased	330,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0176%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	9.8229%

(20)	Sum of (18) and (19)****	9.8405%

(21)	% of Fund’s Total Assets applied to Purchase	0.1126%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	HSBC SECURITIES (USA) INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 91087BAD2

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 78444FAF3

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	DEUTSCHE BANK SECURITIES INC. GOLDMAN SACHS & CO. LLC J.P. MORGAN SECURITIES LLC PNC CAPITAL MARKETS LLC U.S. BANCORP INVESTMENTS, INC. WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	SL GREEN OPERATING PARTN

(3)	Title of Security	SL GREEN OPERATING PARTNERSHI 3.25% 15 OCT 2022-22

(4)	Date of Prospectus or First Offering	10/03/17

(5)	Amount of Total Offering **	500,000,000

(6)	Unit Price (Local Currency)	99.893

(7)	Underwriting Spread or Commission	0.6000

(8)	Rating	SP:BBB-/ MD:Baa3/ FT:BBB

(9)	Maturity Date	10/15/22

(10)	Current Yield	3.253%

(11)	Yield to Maturity	3.27%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 78444FAF3

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	175,000.00

(15)	Dollar Amount of Purchases ($)	$174,812.75

(16)	Number of Securities Purchased	175,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0351%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	4.9651%

(20)	Sum of (18) and (19)****	5.0000%

(21)	% of Fund’s Total Assets applied to Purchase	0.0598%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	WELLS FARGO SECURITIES, LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 78444FAF3

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 973147AD3

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	BANCA IMI SECURITIES CORP
BARCLAYS CAPITAL INC.
BNP PARIBAS SECURITIES CORP.
CITIGROUP GLOBAL MARKETS INC.
CREDIT AGRICOLE SECURITIES (USA) INC.
CREDIT SUISSE SECURITIES (USA) LLC
DEUTSCHE BANK SECURITIES INC.
GOLDMAN SACHS & CO. LLC
HSBC SECURITIES (USA) INC.
ING FINANCIAL MARKETS LLC
J.P. MORGAN SECURITIES LLC
MEDIOBANCA BANCA DI CREDITO FINANZIARIO SOCIETA’ PER AZIONI
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MIZUHO SECURITIES USA LLC
MUFG SECURITIES AMERICAS INC.
NATIXIS SECURITIES AMERICAS LLC
NOMURA SECURITIES CO., LTD.
SG AMERICAS SECURITIES, LLC
SMBC NIKKO SECURITIES AMERICA, INC.
		UNICREDIT CAPITAL MARKETS LLC

(2)	Name of Issuer	WIND TRE SPA

(3)	Title of Security	WIND TRE SPA 5% 20 JAN 2026-20 144A

(4)	Date of Prospectus or First Offering	10/24/17

(5)	Amount of Total Offering **	2,000,000,000

(6)	Unit Price (Local Currency)	100.000

(7)	Underwriting Spread or Commission	0.4560

(8)	Rating	SP:BB-/ MD:B1/ FT:BB

(9)	Maturity Date	01/20/26

(10)	Current Yield	5%

(11)	Yield to Maturity	4.9973%

(12)	Subordination Features	Secured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 973147AD3

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	425,000.00

(15)	Dollar Amount of Purchases ($)	$425,000.00

(16)	Number of Securities Purchased	425,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0213%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	7.9813%

(20)	Sum of (18) and (19)****	8.0025%

(21)	% of Fund’s Total Assets applied to Purchase	0.1437%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 973147AD3

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 61945CAF0

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	BARCLAYS CAPITAL INC.
BMO CAPITAL MARKETS CORP.
BNP PARIBAS SECURITIES CORP.
GOLDMAN SACHS & CO. LLC
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MUFG SECURITIES AMERICAS INC.
PNC CAPITAL MARKETS LLC
SCOTIA CAPITAL (USA) INC.
U.S. BANCORP INVESTMENTS, INC.
		WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	MOSAIC CO

(3)	Title of Security	MOSAIC COMPANY (THE) 3.25% 15 NOV 2022-22

(4)	Date of Prospectus or First Offering	11/08/17

(5)	Amount of Total Offering **	550,000,000

(6)	Unit Price (Local Currency)	99.991

(7)	Underwriting Spread or Commission	0.6000

(8)	Rating	SP:BBB-/ MD:Baa3/ FT:BBB-

(9)	Maturity Date	11/15/22

(10)	Current Yield	3.25%

(11)	Yield to Maturity	3.252%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 61945CAF0

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	225,000.00

(15)	Dollar Amount of Purchases ($)	$224,979.75

(16)	Number of Securities Purchased	225,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0410%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	3.5955%

(20)	Sum of (18) and (19)****	3.6364%

(21)	% of Fund’s Total Assets applied to Purchase	0.0748%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 61945CAF0

Quarterly Report from Adviser for the Quarter Ending 09/30/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 61945CAG8

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	BARCLAYS CAPITAL INC.
BMO CAPITAL MARKETS CORP.
BNP PARIBAS SECURITIES CORP.
GOLDMAN SACHS & CO. LLC
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MUFG SECURITIES AMERICAS INC.
PNC CAPITAL MARKETS LLC
SCOTIA CAPITAL (USA) INC.
U.S. BANCORP INVESTMENTS, INC.
		WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	MOSAIC CO

(3)	Title of Security	MOSAIC COMPANY (THE) 4.05% 15 NOV 2027-27

(4)	Date of Prospectus or First Offering	11/08/17

(5)	Amount of Total Offering **	700,000,000

(6)	Unit Price (Local Currency)	99.804

(7)	Underwriting Spread or Commission	0.6500

(8)	Rating	SP:BBB-/ MD:Baa3/ FT:BBB-

(9)	Maturity Date	11/15/27

(10)	Current Yield	4.058%

(11)	Yield to Maturity	4.077%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 61945CAG8

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	200,000.00

(15)	Dollar Amount of Purchases ($)	$199,608.00

(16)	Number of Securities Purchased	200,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0286%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	3.5429%

(20)	Sum of (18) and (19)****	3.5715%

(21)	% of Fund’s Total Assets applied to Purchase	0.0664%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	J.P. MORGAN SECURITIES LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 61945CAG8

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 756109AU8

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	ACADEMY SECURITIES, INC.
BARCLAYS CAPITAL INC.
BB&T SECURITIES, LLC
BNY MELLON CAPITAL MARKETS, LLC
CITIGROUP GLOBAL MARKETS INC.
COMERICA SECURITIES, INC.
CREDIT SUISSE SECURITIES (USA) LLC
EVERCORE GROUP L.L.C.
GOLDMAN SACHS & CO. LLC
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MIZUHO SECURITIES USA LLC
MORGAN STANLEY & CO. LLC
MUFG SECURITIES AMERICAS INC.
PNC CAPITAL MARKETS LLC
RAYMOND JAMES & ASSOCIATES, INC.
RBC CAPITAL MARKETS, LLC
REGIONS BANK
SAMUEL A. RAMIREZ & COMPANY, INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
U.S. BANCORP INVESTMENTS, INC.
UBS SECURITIES LLC
		WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	REALTY INCOME CORP

(3)	Title of Security	REALTY INCOME CORPORATION 3.65% 15 JAN 2028-27

(4)	Date of Prospectus or First Offering	11/29/17

(5)	Amount of Total Offering **	550,000,000

(6)	Unit Price (Local Currency)	99.778

(7)	Underwriting Spread or Commission	0.6500

(8)	Rating	SP:BBB+/ MD:A3/ FT:BBB+

(9)	Maturity Date	01/15/28

(10)	Current Yield	3.652%

(11)	Yield to Maturity	3.682%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 756109AU8

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	300,000.00

(15)	Dollar Amount of Purchases ($)	$299,334.00

(16)	Number of Securities Purchased	300,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0546%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	5.4001%

(20)	Sum of (18) and (19)****	5.4546%

(21)	% of Fund’s Total Assets applied to Purchase	0.0891%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	CITIGROUP GLOBAL MARKETS INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 756109AU8

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 05723KAB6

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	ANZ SECURITIES, INC.
BARCLAYS CAPITAL INC.
BBVA SECURITIES INC.
BNP PARIBAS SECURITIES CORP.
CITIGROUP GLOBAL MARKETS INC.
CREDIT AGRICOLE SECURITIES (USA) INC.
DANSKE BANK A/S
DEUTSCHE BANK SECURITIES INC.
GOLDMAN SACHS & CO. LLC
HSBC SECURITIES (USA) INC.
ING FINANCIAL MARKETS LLC
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MORGAN STANLEY & CO. LLC
MUFG SECURITIES AMERICAS INC.
RBC CAPITAL MARKETS, LLC
SG AMERICAS SECURITIES, LLC
STANDARD CHARTERED BANK
		UNICREDIT CAPITAL MARKETS LLC

(2)	Name of Issuer	BAKER HUGHES LLC/CO-OBL

(3)	Title of Security	BAKER HUGHES, A GE COMP 3.337% 15 DEC 2027-27 144A

(4)	Date of Prospectus or First Offering	12/06/17

(5)	Amount of Total Offering **	1,350,000,000

(6)	Unit Price (Local Currency)	100.000

(7)	Underwriting Spread or Commission	0.4250

(8)	Rating	SP:A-/ MD:A3/ FT:NA

(9)	Maturity Date	12/15/27

(10)	Current Yield	3.337%

(11)	Yield to Maturity	3.337%

(12)	Subordination Features	Sr Unsecured

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 05723KAB6

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	700,000.00

(15)	Dollar Amount of Purchases ($)	$700,000.00

(16)	Number of Securities Purchased	700,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0519%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	4.7630%

(20)	Sum of (18) and (19)****	4.8149%

(21)	% of Fund’s Total Assets applied to Purchase	0.2037%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	MORGAN STANLEY & CO. LLC

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 05723KAB6

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities(except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 06368BGS1

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3*

		Securities Purchased

(1)	Name of Underwriters	BARCLAYS CAPITAL INC.
BMO CAPITAL MARKETS CORP.
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA) LLC
DESJARDINS SECURITIES INC.
GOLDMAN SACHS & CO. LLC
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MORGAN STANLEY & CO. LLC
UBS SECURITIES LLC
		WELLS FARGO SECURITIES, LLC

(2)	Name of Issuer	BANK OF MONTREAL

(3)	Title of Security	BANK OF MONTREAL 3.803% 15 DEC 2032-27

(4)	Date of Prospectus or First Offering	12/07/17

(5)	Amount of Total Offering **	1,250,000,000

(6)	Unit Price (Local Currency)	100.000

(7)	Underwriting Spread or Commission	0.4500

(8)	Rating	SP:BBB/ MD:Baa2/ FT:A+

(9)	Maturity Date	12/15/32

(10)	Current Yield	3.803%

(11)	Yield to Maturity	3.804%

(12)	Subordination Features	Subordinated

*	Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. (“Goldman Sachs”) or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of US 1940 Act Fund.
**	The amount of the total offering for equity transactions is shown in shares, the amount of the total offering for debt trasactions is shown in dollars.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 06368BGS1

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)	Nature of Political Entity, if any, including, in the case of revenue bonds, underlying entity supplying the revenue	N/A

(14)	Total Par Value of Securities Purchased***	450,000.00

(15)	Dollar Amount of Purchases ($)	$450,000.00

(16)	Number of Securities Purchased	450,000.00

(17)	Years of Continuous Operation (excluding municipal securities; see (25)(d) below)	At least 3 years of Operation

(18)	% of Offering Purchased by Fund	0.0360%

(19)	% of Offering Purchased by all other GSAM-managed Portfolios and Accounts	4.9240%

(20)	Sum of (18) and (19)****	4.9600%

(21)	% of Fund’s Total Assets applied to Purchase	0.1312%

(22)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	BMO NESBITT BURNS INC.

(23)	Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”, a Manager or Co-Manager of the Offering?	Yes x	No

(24)	Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an “affiliated person”?	Yes	No x

***	For equity securities, the figure shown represents the number of shares purchased.
****	May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or Goldman Sachs Asset Management International (“GSAMI”), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers (“QIBs”) plus (B) the principal amount of the class of securities being offered in any concurrent offering.

Guidestone Funds: Medium Duration Bond Fund

(604094)

CUSIP: 06368BGS1

Quarterly Report from Adviser for the Quarter Ending 12/31/2017

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)	Have the following conditions been satisfied:

	(a) The securities were: (i) part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public; (ii) U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) Eligible Municipal Securities; (iv) securities sold in an Eligible Foreign Offering; or (v) were securities sold in an Eligible Rule 144A Offering?	Yes x	No

	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.	Yes x	No

	(c) The underwriting was a firm commitment underwriting?	Yes x	No

	(d) With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such securities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?	Yes	No	N/A x

RULE 10f-3 REPORT FORM FOR ADVISERS

GuideStone Funds

Record Of Securities Purchased

Under The Trusts Rule 10f-3 Procedures

1. Name of Fund: Low-Duration Bond Fund

2. Name of Issuer: Citigroup Inc. (2023)

3. Underwriter from whom purchased: Citigroup Global Markets Inc

4. “Affiliated Underwriter” managing or participating in underwriting syndicate: PNC Capital Markets LLC

5. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $ 139,347,000

6. Aggregate principal amount of offering: $ 2,500,000,000

7. Purchase price (net of fees and expenses): $100

8. Offering price at end of first day on which any sales were made: $100

9. Date of Purchase: 07-17-2017

10. Date offering commenced: 07-17-2017

11. Commission, spread or profit: 0.325%1

1	As of the date of the transaction, BlackRock deemed commissions under 1.25% for investment grade corporate debt as comparable to current market activity.

12. Have the following conditions been satisfied:
	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public,	X

part of an issue of government securities

Eligible Municipal Securities

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(see the AB Funds Trust Rule 10f-3 Procedures for definitions of the defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

	Yes	No

f. (1) The amount of the securities, other than those sold in and Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters of members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The Principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Signature:

Name: Gwen Fleming

Title: Vice President – Portfolio Compliance

Date: 10/10/2017

RULE 10f-3 REPORT FORM FOR ADVISERS

GuideStone Funds

Record Of Securities Purchased

Under The Trusts Rule 10f-3 Procedures

1. Name of Fund: Low-Duration Bond Fund

2. Name of Issuer: Morgan Stanley (2022)

3. Underwriter from whom purchased: Morgan Stanley & Co. LLC

4. “Affiliated Underwriter” managing or participating in underwriting syndicate: PNC Capital Markets LLC

5. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $158,968,000

6. Aggregate principal amount of offering: $ 2,000,000,000

7. Purchase price (net of fees and expenses): $100

8. Offering price at end of first day on which any sales were made: $100

9. Date of Purchase: 07-19-2017

10. Date offering commenced: 07-19-2017

11. Commission, spread or profit: 0.350%1

1	As of the date of the transaction, BlackRock deemed commissions under 1.25% for investment grade corporate debt as comparable to current market activity.

12. Have the following conditions been satisfied:
	Yes	No

b. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public,	X

part of an issue of government securities

Eligible Municipal Securities

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(see the AB Funds Trust Rule 10f-3 Procedures for definitions of the defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

	Yes	No

f. (1) The amount of the securities, other than those sold in and Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters of members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The Principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Signature:

Name: Gwen Fleming

Title: Vice President – Portfolio Compliance

Date: 10/10/2017

RULE 10f-3 REPORT FORM FOR ADVISERS

GuideStone Funds

Record Of Securities Purchased

Under The Trusts Rule 10f-3 Procedures

1. Name of Fund: Low-Duration Bond Fund

2. Name of Issuer: Crown Castle International Corp. (2024)

3. Underwriter from whom purchased: Morgan Stanley & Co

4. “Affiliated Underwriter” managing or participating in underwriting syndicate: PNC Capital Markets LLC

5. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $ 80,000,000

6. Aggregate principal amount of offering: $750,000,000

7. Purchase price (net of fees and expenses): $99.721

8. Offering price at end of first day on which any sales were made: $99.721

9. Date of Purchase: 07-25-2017

10. Date offering commenced: 07-25-2017

11. Commission, spread or profit: 0.625%1

1	As of the date of the transaction, BlackRock deemed commissions under 1.25% for investment grade corporate debt as comparable to current market activity.

12. Have the following conditions been satisfied:
	Yes	No

c. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public,	X

part of an issue of government securities

Eligible Municipal Securities

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(see the AB Funds Trust Rule 10f-3 Procedures for definitions of the defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

	Yes	No

f. (1) The amount of the securities, other than those sold in and Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters of members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The Principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Signature:

Name: Gwen Fleming

Title: Vice President – Portfolio Compliance

Date: 10/10/2017

RULE 10f-3 REPORT FORM FOR ADVISERS

GuideStone Funds

Record Of Securities Purchased

Under The Trusts Rule 10f-3 Procedures

1. Name of Fund: Low-Duration Bond Fund

2. Name of Issuer: IPALCO Enterprises, Inc. (2024)

3. Underwriter from whom purchased: Morgan Stanley & Co

4. “Affiliated Underwriter” managing or participating in underwriting syndicate: PNC Capital Markets LLC

5. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $ 30,000,000

6. Aggregate principal amount of offering: $405,000,000

7. Purchase price (net of fees and expenses): $99.901

8. Offering price at end of first day on which any sales were made: $99.901

9. Date of Purchase: 08-17-2017

10. Date offering commenced: 08-17-2017

11. Commission, spread or profit: 0.875%1

1	As of the date of the transaction, BlackRock deemed commissions under 1.25% for investment grade corporate debt as comparable to current market activity.

12. Have the following conditions been satisfied:
	Yes	No

d. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public,	X

part of an issue of government securities

Eligible Municipal Securities

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(see the AB Funds Trust Rule 10f-3 Procedures for definitions of the defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

	Yes	No

f. (1) The amount of the securities, other than those sold in and Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters of members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The Principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Signature:

Name: Gwen Fleming

Title: Vice President – Portfolio Compliance

Date: 10/10/2017

RULE 10f-3 REPORT FORM FOR ADVISERS

GuideStone Funds

Record Of Securities Purchased

Under The Trusts Rule 10f-3 Procedures

1. Name of Fund: Low-Duration Bond Fund

2. Name of Issuer: Xerox Corporation (2023)

3. Underwriter from whom purchased: J.P. Morgan Securities LLC

4. “Affiliated Underwriter” managing or participating in underwriting syndicate: PNC Capital Markets LLC

5. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $81,982,000

6. Aggregate principal amount of offering: $1,000,000,000

7. Purchase price (net of fees and expenses): $99.920

8. Offering price at end of first day on which any sales were made: $99.920

9. Date of Purchase: 09-07-2017

10. Date offering commenced: 09-07-2017

11. Commission, spread or profit: 0.600%1

1	As of the date of the transaction, BlackRock deemed commissions under 1.25% for investment grade corporate debt as comparable to current market activity.

12. Have the following conditions been satisfied:
	Yes	No

e. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public,	X

part of an issue of government securities

Eligible Municipal Securities

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(see the AB Funds Trust Rule 10f-3 Procedures for definitions of the defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

	Yes	No

f. (1) The amount of the securities, other than those sold in and Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters of members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The Principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Signature:

Name: Gwen Fleming

Title: Vice President – Portfolio Compliance

Date: 10/10/2017

RULE 10f-3 REPORT FORM FOR ADVISERS

GuideStone Funds

Record Of Securities Purchased

Under The Trusts Rule 10f-3 Procedures

1. Name of Fund: Low-Duration Bond Fund

2. Name of Issuer: Eversource Energy (2022)

3. Underwriter from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Williams Capital Group, L.P.

4. “Affiliated Underwriter” managing or participating in underwriting syndicate: PNC Capital Markets LLC

5. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $22,920,000

6. Aggregate principal amount of offering: $450,000,000

7. Purchase price (net of fees and expenses): $101.023

8. Offering price at end of first day on which any sales were made: $101.023

9. Date of Purchase: 10-02-2017

10. Date offering commenced: 10-02-2017

11. Commission, spread or profit: 0.600%1

1	As of the date of the transaction, BlackRock deemed commissions under 1.25% for investment grade corporate debt as comparable to current market activity.

12. Have the following conditions been satisfied:
	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public,	X

part of an issue of government securities

Eligible Municipal Securities

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(see the AB Funds Trust Rule 10f-3 Procedures for definitions of the defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

	Yes	No

f. (1) The amount of the securities, other than those sold in and Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters of members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The Principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Signature:

Name: Gwen Fleming

Title: Vice President – Portfolio Compliance

Date: 01/10/2018

RULE 10f-3 REPORT FORM FOR ADVISERS

GuideStone Funds

Record Of Securities Purchased

Under The Trusts Rule 10f-3 Procedures

1. Name of Fund: Low-Duration Bond Fund

2. Name of Issuer: The Goldman Sachs Group, Inc. (2022)

3. Underwriter from whom purchased: Goldman Sachs & Co. LLC

4. “Affiliated Underwriter” managing or participating in underwriting syndicate: PNC Capital Markets LLC

5. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $ 1,79,840,000

6. Aggregate principal amount of offering: $1,250,000,000

7. Purchase price (net of fees and expenses): $100

8. Offering price at end of first day on which any sales were made: $100

9. Date of Purchase: 10-24-2017

10. Date offering commenced: 10-24-2017

11. Commission, spread or profit: 0.350%1

1	As of the date of the transaction, BlackRock deemed commissions under 1.25% for investment grade corporate debt as comparable to current market activity.

12. Have the following conditions been satisfied:
	Yes	No

b. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public,	X

part of an issue of government securities

Eligible Municipal Securities

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(see the AB Funds Trust Rule 10f-3 Procedures for definitions of the defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

	Yes	No

f. (1) The amount of the securities, other than those sold in and Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters of members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The Principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Signature:

Name: Gwen Fleming

Title: Vice President – Portfolio Compliance

Date: 01/10/2018

RULE 10f-3 REPORT FORM FOR ADVISERS

GuideStone Funds

Record Of Securities Purchased

Under The Trusts Rule 10f-3 Procedures

1. Name of Fund: Low-Duration Bond Fund

2. Name of Issuer: Anthem, Inc. (2020)

3. Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

4. “Affiliated Underwriter” managing or participating in underwriting syndicate: PNC Capital Markets LLC

5. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $ 45,000,000

6. Aggregate principal amount of offering: $900,000,000

7. Purchase price (net of fees and expenses): $99.822

8. Offering price at end of first day on which any sales were made: $99.822

9. Date of Purchase: 11-14-2017

10. Date offering commenced: 11-14-2017

11. Commission, spread or profit: 0.250%1

1	As of the date of the transaction, BlackRock deemed commissions under 1.25% for investment grade corporate debt as comparable to current market activity.

12. Have the following conditions been satisfied:
	Yes	No

c. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public,	X

part of an issue of government securities

Eligible Municipal Securities

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(see the AB Funds Trust Rule 10f-3 Procedures for definitions of the defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

	Yes	No

f. (1) The amount of the securities, other than those sold in and Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters of members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The Principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Signature:

Name: Gwen Fleming

Title: Vice President – Portfolio Compliance

Date: 01/10/2018